Other Operating (Expense) Income, Net (Tables)	12 Months Ended
Dec. 31, 2025
Other Operating (Expense) Income, Net [Abstract]
Schedule of Other Operating (Expense) Income, Net
Thousands of $ For the years ended December 31	2025	2024	2023
Grant subsidies – The Netherlands	-	-	62
Fair value adjustments	962	(695)	(588)
Other operating income	31	71	65
Total other operating (expense) income, net	993	(624)	(461)